EARNINGS PER COMMON SHARE - Computation of Basic and Diluted Earnings Per Share (Detail) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Numerator for basic and diluted earnings per share -income available to common shareholders:
Net income	$ 66,739	$ 59,251	$ 221,337
Dividends on preferred stock	0	1,865	3,578
Income available to common shareholders	$ 66,739	$ 57,386	$ 217,759
Denominator for basic earnings per share - weighted average shares	57,691,979	56,969,491	45,028,640
Effect of dilutive securities -
Employee stock awards	907,428	913,809	508,507
Warrants	93,798	109,778	19,721
Denominator for diluted earnings per share - adjusted weighted average shares	58,693,205	57,993,078	45,556,868
Basic	$ 1.16	$ 1.01	$ 4.84
Diluted	$ 1.14	$ 0.99	$ 4.78